UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 30, 2015

Boulevard Acquisition Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36316	46-4007249
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

399 Park Avenue, 6th Floor
New York, NY	10022
(Address of principal executive offices)	(Zip code)

(212) 878-3500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01.  Regulation FD Disclosure.

On April 30, 2015, Boulevard Acquisition Corp, a Delaware corporation (“Boulevard”), issued a press release announcing the execution of a Stock Purchase Agreement between The Dow Chemical Company, a Delaware corporation (“TDCC”), and Boulevard (the “Stock Purchase Agreement”), pursuant to which Boulevard agreed to purchase all of the issued and outstanding shares of capital stock of AgroFresh Inc. (“AgroFresh”), an indirect wholly-owned subsidiary of TDCC (the “Transaction”), and announcing that Boulevard will hold a conference call on April 30, 2015 at 11:00 a.m. Eastern Daylight Time (the “Conference Call”). A copy of the press release, which includes information regarding participation in the Conference Call, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

                Attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference is the form of presentation to be used by Boulevard in presentations for certain of Boulevard’s stockholders and other persons. Such exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

The statements in this Current Report on Form 8-K that are not historical facts are “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “project”, “budget”, “forecast”, “intend”, “plan”, “may”, “will”, “could”, “should”, “predicts”, “potential”, “continue”, and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which AgroFresh operates, AgroFresh management’s beliefs and assumptions made by its management and are not predictions or guarantees of actual performance. Accordingly, actual results and performance may materially differ from results or performance expressed or implied by the forward-looking statements. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any forward-looking or other information contained herein. Factors that could cause future results and performance to differ from the forward-looking statements include: the inherent uncertainty associated with financial projections; local, regional, national and international economic and business climates; risks of doing business internationally, including currency risks; changes in applicable laws or regulations; weather and natural disasters; outcomes of government reviews, inquiries and investigations and any related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes affecting AgroFresh or its operations; fluctuations in customer demand; the possibility that AgroFresh may be adversely affected by other economic, business, geopolitical, regulatory and/or competitive factors; the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction; the inability to complete the Transaction due to the failure to obtain approval of the stockholders of Boulevard or other conditions to the closing of the transaction; the risk that the Transaction disrupts current plans and operations of AgroFresh as a result of the announcement and consummation of the Transaction; costs related to the proposed business combination. Boulevard cautions that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in Boulevard’s most recent filings with the Securities and Exchange Commission. All subsequent written and oral forward looking statements concerning Boulevard, the Transaction, related transactions, or other matters and attributable to Boulevard or any person acting on its behalf, are expressly qualified in their entirety by the cautionary statements above. Boulevard cautions readers not to place undue reliance upon forward looking statements, which speak only as of the date made. Neither Boulevard nor AgroFresh undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information

Boulevard intends to file with the SEC a preliminary proxy statement relating to the Transaction. Boulevard will mail a definitive proxy statement and other relevant documents to the stockholders of Boulevard. Stockholders of Boulevard and other interested persons are advised to read, when available, the preliminary proxy statement, and amendments thereto, and definitive proxy statement in connection with Boulevard’s solicitation of proxies for the special meeting to be held to approve the Transaction because these proxy statements will contain important information about Boulevard, AgroFresh, and the Transaction. The definitive proxy statement will be mailed to stockholders of Boulevard as of a record date to be established for voting on the Transaction. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s Internet site at http://www.sec.gov or by directing a request to: Boulevard Acquisition Corp., 399 Park Avenue, 6th Floor, New York, NY 10022.

Participants in the Transaction

Boulevard and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Boulevard in connection with the proposed Transaction. Information regarding the officers and directors of Boulevard is available in Boulevard’s annual report on Form 10-K for the year ended December 31, 2014, which has been filed with the SEC. Additional information regarding the interests of such potential participants will also be included in the proxy statement for the Transaction when available and the other relevant documents filed with the SEC.

Disclaimer

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Exhibits

(d) Exhibits.

Exhibit Number	Exhibit

99.1*	Press release issued by Boulevard on April 30, 2015.
99.2**	Form of Presentation.

_______________

* Filed herewith.

** Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  April 30, 2015

BOULEVARD ACQUISITION CORP.

By:	/s/ Thomas Larkin
Name: Thomas Larkin
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1*	Press release issued by Boulevard on April 30, 2015.
99.2**	Form of Presentation.

_______________

* Filed herewith.

** Furnished herewith.